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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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National Mercantile Bancorp
(Name of Registrant as Specified In Its Charter)

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March 23, 2001

Dear Shareholders:

    We cordially invite you to attend the 2001 Annual Meeting of Shareholders. The meeting will be held on Thursday, April 26, 2001 at 6:00 p.m. at Mercantile National Bank, 1840 Century Park East, Main Floor, Los Angeles, California 90067.

    Attached are the Notice of the 2001 Annual Meeting of Shareholders, the Proxy Statement, the Proxy Card and a postage prepaid return envelope, as well as a copy of our Annual Report on Form 10-KSB. A copy of our 2000 Summary Annual Report was mailed to you previously.

    At the meeting, the shareholders will be asked to elect eight directors and to approve an amendment to the 1996 Stock Incentive Plan. The amendment to the 1996 Plan will increase the number of shares available for grant by 100,000 shares. We believe that this amendment will enable the Company and the Bank to continue to attract and retain qualified employees and directors.

    At the meeting we will also report on our performance in 2000 and answer your questions regarding the Company.

    We look forward to seeing you at the meeting.

Sincerely,

Robert E. Gipson	Scott A. Montgomery
Chairman of the Board	President and Chief Executive Officer

NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of National Mercantile Bancorp will be held on Thursday, April 26, 2001 at 6:00 p.m. at Mercantile National Bank, 1840 Century Park East, Main Floor, Los Angeles, California 90067.

    At the Annual Meeting we will ask you to:

  1.
  Elect eight directors to serve for a term of one year and until their successors are elected and qualified. The persons nominated by the Board of Directors (Donald E. Benson, Joseph N. Cohen, Robert E. Gipson, Antoinette Hubenette, M.D., Scott A. Montgomery, Judge Dion G. Morrow, Carl R. Terzian and Robert E. Thomson) are described in the accompanying Proxy Statement;

  2.
  Approve an amendment to the 1996 Stock Incentive Plan which would increase the number of shares of Common Stock available for issuance by 100,000 shares from 348,510 shares to 448,510 shares; and

  3.
  Transact any other business that may properly be presented at the meeting.

    If you owned either Common Stock or Series A Noncumulative Convertible Preferred Stock of the Company on March 7, 2001, the record date, you are entitled to attend and vote at the meeting.

By Order of the Board of Directors,

Alan Grahm
Corporate Secretary
March 23, 2001

i

PROXY STATEMENT FOR NATIONAL MERCANTILE BANCORP
2001 ANNUAL MEETING OF SHAREHOLDERS

Information about the Annual Meeting and Voting

Why did you send me this proxy statement and proxy card?

    We sent you this Proxy Statement and the enclosed proxy card because you own shares of National Mercantile Bancorp. This Proxy Statement provides you with information which will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

    When you sign the proxy card, you appoint each of Scott A. Montgomery and Robert E. Thomson, Directors of National Mercantile Bancorp, as your representatives at the Annual Meeting (your proxies). Mr. Montgomery and Mr. Thomson will vote your shares at the Annual Meeting, as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Mr. Montgomery and Mr. Thomson will vote your shares, under your proxy, in accordance with their best judgment.

    We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on March 23, 2001 to all shareholders entitled to vote. Shareholders who owned stock on March 7, 2001 (the record date) are entitled to vote. On the record date, there were 1,590,515 shares of Common Stock outstanding and 750,680 shares of Series A Noncumulative Convertible Perpetual Preferred Stock ("Series A Preferred Stock") outstanding. Each share of Series A Preferred Stock is convertible into two shares of Common Stock for a total of 1,501,360 shares of Common Stock. These are our two classes of voting stock.

    We have also enclosed our 2000 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, which includes our financial statements. The Form 10-KSB is not to be considered part of the soliciting materials. A copy of our 2000 Summary Annual Report was mailed to you previously.

What am I voting on?

    We ask you to vote on the election of eight directors and an amendment to the 1996 Stock Incentive Plan. The sections entitled "Election of Directors" and "Approval of Amendment to the 1996 Stock Incentive Plan" give you more information on these proposals.

    At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the shareholders at the Annual Meeting.

How many votes do I have?

    You have one vote for each share of our Common Stock and two votes for each share of our Series A Preferred Stock. In the election of directors, you may be permitted to "cumulate" your votes.

What is "cumulative voting"?

    Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder plus two times the number of shares of Series A Preferred Stock held by the shareholder (since each share of Series A Preferred Stock is entitled to two votes). For example, if you hold 1,000 shares of Common

Stock and 200 shares of Series A Preferred Stock, you are entitled to 11,200 total votes (8—the number of directors—multiplied by one vote per share of Common Stock, or 8,000 votes, plus 8 multiplied by two votes per share of Series A Preferred, or 3,200 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her votes among two or more nominees as the shareholder sees fit. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

    Mr. Montgomery and Mr. Thomson (your proxies) may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

    Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. For any proposal other than the election of directors, an abstention on the proposal will be counted towards the tabulation of votes cast on the proposal and will have the same effect as a negative vote. A broker non-vote will not be counted either as a vote cast for or against the proposal. Abstentions and broker non-votes have no effect on the election of directors.

How do I vote?

You may vote by mail

    Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement and FOR the amendment to the 1996 Stock Incentive Plan.

You may vote in person at the meeting

    You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

    If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

  •
  You may send in another proxy with a later date.

  •
  You may notify National Mercantile Bancorp's Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

    If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers' shares on certain "routine" matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

    We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

    If you own both Common Stock and Series A Preferred Stock or if you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each class of stock and for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

    Based on the number of shares of Common Stock and Series A Preferred Stock outstanding on the record date, up to 3,091,875 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

    Shares representing a majority of our outstanding votes on the record date of March 7, 2001 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

    Shares are counted as present at the meeting if the stockholder either:

  •
  is present at the meeting, or

  •
  has properly submitted a proxy card

Who nominates individuals for election to the Board of Directors?

    Our bylaws state that nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock. Nominations, other than those made by the Board of Directors, must be made in writing. If you wish to make such nominations, your notice must be received by the President of National Mercantile Bancorp no more than 60 days prior to the Annual Meeting nor more than 10 days after the Notice of Annual Meeting is sent to shareholders. If the Notice of Annual Meeting is sent to shareholders exactly 10 days before the meeting, then your notice of intention to make a nomination to the Board of Directors must be made no later than the time fixed for the opening of the Annual Meeting as stated in the Notice of Annual Meeting. If you want to make a nomination to the Board of Directors you must give the following information to the extent known to you:

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  Name and address of each proposed nominee

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  Principal occupation of each proposed nominee

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  Number of shares of our stock owned by each proposed nominee

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  Your name and address and

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  The number of shares owned by you

    If nominations to the Board of Directors are not made as outlined above, the Chairman of the meeting may disregard the nominations and instruct the inspectors of election to disregard all votes cast for such nominees.

How many votes must the director nominees have to be elected?

    The eight nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

How many votes are required to amend the 1996 Stock Incentive Plan?

    The amendment to the 1996 Stock Incentive Plan will be approved if approved by a majority of votes cast on the matter.

Who pays the costs of soliciting these proxies?

    We pay for distributing and soliciting proxies and reimburses brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

Election of Directors

    Our bylaws state that the Board of Directors will consist of not less than six directors nor more than eleven directors, with the exact number fixed from time to time by the Board or by the shareholders. Mr. Grahm has indicated his intention to retire from the Board of Directors as of the Annual Meeting and will not stand for re-election at the Annual Meeting of Shareholders. The Board of Directors has fixed the number of directors at eight as of the Annual Meeting and intends to appoint Mr. Grahm as Director Emeritus following the Annual Meeting.

    Based on the recommendation of the Nominating Committee, the Board has nominated eight current directors for re-election. If you re-elect them, they will hold office until the next annual meeting and their successors are duly elected and qualified. Each nominee has indicated that he or she is willing to serve as a director. If any nominee is unable to serve, Mr. Thomson or Mr. Montgomery (your proxies) may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, the Board may fill the vacancy until the next annual meeting. It is presently intended that all directors elected at the Annual Meeting will also serve as directors of Mercantile National Bank.

    The following information is provided regarding the nominees.

Donald E. Benson Director since 1998 Age 70	Mr. Benson is Executive Vice President and a director of Marquette Bancshares, Inc., a bank holding company, an affiliate of Texas Financial Bancorporation, Inc. He has served in those positions since 1992. Mr. Benson is also a director of Mesaba Holdings, Inc., commuter airline; Delta Beverage Group, Inc., a soft drink bottler and distributor; Mass Mutual Corporate Investors, a mutual fund; and Mass Mutual Participation Investors, a mutual fund.
Joseph N. Cohen Director since 1998 Age 55	Mr. Cohen is President of American Entertainment Investors, Inc., a media financing and consulting firm, since February 1996 and a Principal of Abel's Hill Capital Corp., an investment banking firm, since October 1996. From 1994 to 1996 Mr. Cohen was Co-Chairman of Inter Media Film Equities, Inc., a media financing consulting firm.

Robert E. Gipson Director since 1996 Age 54	Mr. Gipson is President of the Sundance Catalog Co., a direct mail and internet retail company, and has served in that capacity since May 2000. He is also President of Alpha Analytics Investment Group, LLC, a registered investment advisor, and has served in that capacity since its organization in 1998. Mr. Gipson is Of Counsel to the law firm of Gipson Hoffman & Pancione and has been a lawyer with that firm since 1982. Mr. Gipson is also President of Corporate Management Group, Inc. a financial management company, since 1988. He is also a trustee of Meyers Pride Value Fund, a mutual fund, and trustee of Alpha Analytics Investment Trust, mutual funds. Mr. Gipson is Chairman of National Mercantile Bancorp since June 1997 and was Chairman of Mercantile National Bank from June 1997 to December 1998.
Antoinette Hubenette, M.D. Director since 1998 Age 52	Dr. Hubenette was President and a director of Cedars-Sinai Medical Group (formerly Medical Group of Beverly Hills), a physician's medical practice group, from 1994 to 2000. She has been a practicing physician since 1982. From 1992 to 1997 she also served as a director of GranCare, Inc., a nursing home company. She retired from full-time practice in August 2000.
Scott A. Montgomery Director since 1995 Age 58	Mr. Montgomery is President and Chief Executive Officer of National Mercantile Bancorp and Mercantile National Bank. He served in that position for the Bank since November 1995. From June 1996 to June 1997 he was Executive Vice President and Chief Administrative Officer of Bancorp and was appointed President and Chief Executive Officer of Bancorp in June 1997.
Judge Dion G. Morrow Director since 1998 Age 68	Judge Morrow has served as a private judge since November 1995. From February 1978 to October 1995, he served as Judge of the Los Angeles Superior Court. Judge Morrow was named Chairman of the Board of Mercantile National Bank in December 1998. During 2000 Judge Morrow also served as a member of the Judicial Review Commission on Foreign Asset Control, a joint commission of the Congress established by the Drug Kingpin Act of 1999.
Carl R. Terzian Director since 1998 Age 65	Mr. Terzian has been Chairman of the Board of Directors and Chief Executive Officer of Carl Terzian Associates, a national public relations consulting firm, since 1969. Mr. Terzian is also a director of Transamerica Investors, Inc., a member of the Transamerica Corp. family, which manages its own mutual funds.
Robert E. Thomson Director of Bancorp since 1983 and of the Bank since 1982 Age 59	Mr. Thomson has been Of Counsel to the law firm of Jekel & Howard, LLP, since August 1996. He was an Executive Consultant to Sterling Forest Corporation, a real estate development company, from August 1994 to August 1996. Mr. Thomson has been Vice Chair of National Mercantile Bancorp and Mercantile National Bank since June 1991.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES

Arrangement for Selection of Director

    We have agreed with Texas Financial Bancorporation, Inc. (as successor to Conrad Company) that the Board of Directors would nominate for election as director a person or persons nominated by Texas Financial. This agreement was entered into in connection with Conrad Company's purchase of Series A Preferred Stock in our 1997 recapitalization. The number of persons which Texas Financial can nominate is the number which it and its affiliates would be entitled to elect based on cumulative voting. This agreement with Texas Financial expires when Texas Financial no longer holds any shares of Series A Preferred Stock. Since 1998 Donald E. Benson has been nominated as Director pursuant to the agreement. Mr. Benson is Executive Vice President and a director of Marquette Bancshares, Inc., an affiliate of Texas Financial.

Board and Committee Meetings

    The Board met 13 times during fiscal year 2000. No director attended less than 75% of all meetings of the Board of Directors and Committees on which he or she served held in 2000.

    The standing committees of the Board of Directors consist of the Nominating Committee, the Stock Option Committee and the Audit Committee. The Company's wholly-owned subsidiary, Mercantile National Bank, has a standing Compensation Committee.

    Nominating Committee.  The Nominating Committee recommends candidates to fill vacancies on the Board of Directors, recommends the slate of directors to be elected at the annual meeting of shareholders and considers nominees for the Board of Directors recommended by shareholders. The Nominating Committee consists of Directors Gipson, who serves as Chairman, Benson, Grahm, Montgomery and Terzian. The Nominating Committee met one time in 2000.

    Stock Option Committee.  The Stock Option Committee has authority to grant stock options under the Company's 1996 Stock Incentive Plan. The Stock Option Committee consists of Directors Morrow, who serves as Chairman, Grahm, Hubenette and Thomson. The Committee met two times in 2000.

    Audit Committee.  The functions of the Audit Committee and its activities during fiscal 2000 are described below under the heading Report of the Audit Committee.

    Compensation Committee.  The Compensation Committee of Mercantile National Bank oversees and directs the overall compensation policy, reviews and recommends to the Board of Directors all elements of compensation for the executive officers. The Compensation Committee consists of Directors Morrow, who serves as Chairman, Grahm, Hubenette, Montgomery and Thomson. The Committee met five times in 2000.

Report of the Audit Committee

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent National Mercantile Bancorp specifically incorporates this Report by reference therein.

    The Audit Committee of the Board of Directors is composed of four directors. Each of these directors is "independent" under the listing standards of the National Association of Securities Dealers. The members of the Audit Committee are Directors Benson, who serves as Chairman, Cohen, Gipson and Morrow.

    The Audit Committee held four meetings during 2000. During the course of the fiscal year, the Audit Committee revised its formal written charter, and the amended charter was approved by the Board of Directors. A copy of the Audit Committee charter is attached as Appendix A to this Proxy Statement.

    The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities the Audit Committee reviewed the annual financial statements included in the annual report on Form 10-KSB and filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with our quarterly reports on Form 10-QSB.

    In accordance with Statements on Accounting Standards (SAS) No. 61, the Audit Committee met and discussed with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

    The Audit Committee also met and discussed with our management, and the independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the independent auditors, and the selection of Arthur Andersen as independent auditors. Additional meetings were held with the independent and outside audit consultants, with or without management present, to discuss the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

    Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year 2000 for filing with the Securities and Exchange Commission.

    Signed and adopted by the Audit Committee as of April 19, 2001.

/s/ Donald E. Benson, Chairman /s/ Joseph N. Cohen /s/ Robert E. Gipson /s/ Dion G. Morrow

Compensation of Directors

    In 2000, non-employee directors received the following compensation:

  •
  The Chairman of National Mercantile Bancorp received a monthly retainer of $400 through August and $600 thereafter. The Chairman of Mercantile National Bank received a monthly retainer of $600. The Chairmen also received an additional $450 for each Board meeting attended and $200 for each Board Committee meeting attended.
  •
  Each other non-employee Director received a monthly retainer of $500 and an additional $400 for each Board meeting attended through February and $450 thereafter and $100 for each Board Committee meeting attended through February and $150 thereafter.
  •
  The Chairman of the Loan Committee received a monthly retainer of $150 through February and $200 thereafter and each other non-employee member of the Loan Committee received a monthly retainer of $100 through February and $150 thereafter.

    Directors who are employees (Mr. Montgomery) received no separate compensation for their services as directors. We do not reimburse directors for travel and other related expenses incurred in attending shareholders, Board or committee meetings.

Certain Relationships and Related Transactions

    From time to time we have made loans to directors and executive officers. All of these loans which were either made or were outstanding in 2000 were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

APPROVAL OF AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

    The Board of Directors has approved an amendment to the 1996 Stock Incentive Plan (the "1996 Plan"). This amendment would increase the number of shares of Common Stock available for awards under the 1996 Plan from 348,510 shares to 448,510 shares.

    While the Board of Directors has the authority to adopt this amendment without shareholder approval, the Board has determined to make the amendment subject to shareholder approval. Approval requires the affirmative vote of a majority of the votes cast on this issue.

The Amendment

    Section 4(a) of the 1996 Plan is proposed to be amended in its entirety to read as follows:

    "(a)
    At any time, the aggregate number of Common Shares issued or issuable pursuant to all Awards (including all Incentive Stock Options) granted under the 1996 Plan shall not exceed 448,510 shares subject to adjustment as provided in Section 7 hereof."

Reasons for the Amendment

    The Board of Directors believes that our policy of encouraging stock ownership by our officers, employees, directors and independent contractors has been and will continue to be a positive factor in our growth and success by enabling us to attract and retain officers, directors, employees and independent contractors to stimulate their efforts towards achievement of the Company's objectives and to align their interests with those of our shareholders.

    The Board of Directors proposes to increase the number of shares available for awards under the 1996 Plan to make certain there are sufficient shares available for future awards. The number of shares needed for future awards is, of course, uncertain and depends on a number of factors, including the number of additional employees and independent contractors hired (which will be related to growth and to employee turnover) and the need to continue to provide equity incentives to existing directors, officers, employees and independent contractors. At March 7, 2001, there were 46,613 shares available for awards under the 1996 Plan. The Board of Directors proposes to increase the number of shares available for awards under the 1996 Plan by 100,000 shares.

    The Board recognizes the possible dilutive effect on the shareholders. However, it believes, on balance, that the incentive that can be provided by the opportunity to participate in our growth and earnings through the granting of stock options and other awards is important to our success and, accordingly, will benefit the Company and its shareholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE AMENDMENT

Summary of the 1996 Plan

    Set forth below is a description of the material features of the 1996 Plan.

    Administration.  The 1996 Plan is administered by a committee of two or more disinterested directors appointed by our Board of Directors (the "Committee"). The Committee has full and final authority to select the recipients of awards and to grant such awards. Subject to the provisions of the 1996 Plan, the Committee has sole and absolute discretion in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including the exercise price and conditioning the receipt or vesting of awards upon the achievement by the Company of specified performance criteria. Subject to limitations imposed by law, the Board of Directors may amend or terminate the 1996 Plan at any time and in any manner. However, no such amendment or termination may deprive the recipient of an award previously granted under the 1996 Plan of any rights thereunder without his consent. The expenses of administering the 1996 Plan are and will continue to be borne by the Company.

    Terms of Awards.  The 1996 Plan authorizes the Committee to enter into any type of arrangement with an eligible recipient that, by its terms, involves or might involve the issuance of Common Stock or any other security or benefit with a value derived from the value of Common Stock. Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. The Committee may determine the exercise price of any award to be below fair market value. Such awards will result in a compensation cost to National Mercantile Bancorp equal to the difference between the fair market value and the cost to the recipient at the date of issuance. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative. The 1996 Plan provides that any person elected or appointed to serve as a director of National Mercantile Bancorp on or after October 1, 1996, who was not employed by National Mercantile Bancorp and who has not previously served as a non-employee director will be granted, on the first business day following the later of the date of such election or appointment, an option to purchase 1,100 shares of Common Stock without further action by the Committee. Non-employee director options have an exercise price equal to the fair market value of such shares on the date of grant and become fully exercisable one year from the date of grant.

    An award granted under the 1996 Plan may include a provision accelerating the receipt of benefits upon the occurrence of specified events, such as a change of control of National Mercantile Bancorp or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of National Mercantile Bancorp or other significant corporate transactions. Options granted to non-employee directors must be exercised by the sixth anniversary of the date of grant. Any stock option granted to an employee may be a tax-benefitted incentive stock option or a non-qualified stock option that is not tax-benefitted. Awards to non-employee directors may only be non-qualified stock options.

    An award may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, or to pay all or part of such employee's tax withholding obligation with respect to such issuance, by (a) delivering previously owned shares of our capital stock or other property, (b) reducing the amount of shares or other property otherwise issuable pursuant to the award or (c) delivering a promissory note, the terms and conditions of which will be determined by the Committee. If an option permits the recipient to pay for the shares issuable pursuant thereto with previously owned shares, the recipient would be able to exercise the option in successive transactions, starting with a relatively small number of shares and, by a series of exercises using shares acquired from each such transaction to pay the purchase price of the shares acquired in the following transaction, to exercise an option for a large number of shares with no more investment than the original share or shares delivered. The exercise price and any withholding taxes are payable in cash by non-employee directors, although the Board of Directors or Committee at its discretion may permit such payment by delivery of shares of our Common Stock, or by delivery of broker instructions authorizing a loan secured by the shares acquired upon exercise or payment to us of proceeds from the sale of such shares.

    Awards may not be granted under the 1996 Plan after March 28, 2006. Although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of Common Stock may be issued pursuant to any award after the twentieth anniversary of the adoption of the 1996 Plan.

    Federal Income Tax Treatment.  The following is a brief description of the federal income tax treatment that generally will apply to awards made under the 1996 Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of any award will depend on the specific nature of such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted or unrestricted stock, an award which is payable in cash or otherwise.

    Pursuant to the 1996 Plan, participants may be granted options which are intended to qualify as incentive stock options. Generally, the optionee is not taxed, and National Mercantile Bancorp is not entitled to a deduction, on the grant or exercise of an incentive stock option. However, if the optionee sells the shares acquired upon the exercise of an incentive stock option at any time within one year after the date of exercise of the option or two years after the date of grant of the option, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value of the shares sold on the date of exercise over the price of the option. National Mercantile Bancorp will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee.

    The grant of an option or other similar right to acquire stock which is not an incentive stock option (a "non-qualified option") generally is not a taxable event for the optionee. Upon exercise of the option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and National Mercantile Bancorp will be entitled to a deduction equal to such amount.

    Special rules will apply, however, if the optionee is subject to Section 16 of the Exchange Act. During any period of time (the "Section 16(b) period") in which a sale of the stock acquired upon exercise of the option could subject such optionee to suit under Section 16, the optionee will not recognize ordinary income and National Mercantile Bancorp will not be entitled to a deduction. Upon the expiration of the Section 16(b) period, the optionee will recognize ordinary income, and National Mercantile Bancorp will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of the Section 16(b) period) over the option exercise price. As described below, such an optionee may elect under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to recognize ordinary income on the date of exercise, in which case National Mercantile Bancorp will be entitled to a deduction at that time equal to the amount of the ordinary income recognized.

    Awards under the 1996 Plan also may include stock sales, stock bonuses or other grants of stock. Stock issued pursuant to these awards may be subject to certain restrictions. Pursuant to Section 83 of the Code, stock sold or granted under the 1996 Plan will give rise to taxable income at the earliest time at which such stock is not subject to substantial risk of forfeiture or is freely transferable for purposes of Section 83. At that time, the holder will recognize ordinary income equal to the excess of the fair market value of the shares (determined as of such time) over the purchase price, and National

Mercantile Bancorp will be entitled to a deduction equal to such amount. Holders may elect to report income upon receipt of the award rather than wait until the restrictions lapse. In such case, the holder has no additional income to report when the restrictions lapse. If the holder of the stock is a person subject to Section 16(b) and if the sale of the stock at a profit could subject such person to suit under Section 16(b), income will be recognized in accordance with the rules described above regarding stock issued to such persons upon the exercise of an option, unless the holder makes an election under Section 83(b) to recognize income on the date the stock is issued.

    Awards may be granted under the 1996 Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of such awards.

    National Mercantile Bancorp may be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 1996 Plan.

    The terms of the agreements pursuant to which specific awards are made under the 1996 Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of National Mercantile Bancorp. Such awards may constitute "excess parachute payments" under the golden parachute provisions of the Code. Pursuant to such provisions, an employee will be subject to a 20% excise tax on any "excess parachute payment," and the Company will be denied any deduction with respect to such excess parachute payment.

    Outstanding Awards.  As of the date of this Proxy Statement, options were the only awards granted under the 1996 Plan. At March 7, 2000, options to purchase 290,892 shares of Common Stock were outstanding at exercise prices ranging from $4.47 to $7.97. At that date, the closing sales price of the Common Stock was $7.375.

    Specific Awards.  The Board of Directors has not authorized any specific awards under the Plan contingent upon the approval of the amendment.

INFORMATION ABOUT NATIONAL MERCANTILE BANCORP COMMON
AND PREFERRED STOCK OWNERSHIP

Security Ownership of Principal Shareholders and Management

    The following table provides information as of the record date regarding the Common Stock and the Series A Preferred Stock owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock or outstanding Series A Preferred Stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner (1)(2)	Number of Common Shares Owned	Right to Acquire Common Shares (3)	Percent of Class	Number of Preferred Shares Owned (4)	Percent of Class	Percent of Class of Common and Series A Preferred Shares Combined (4)
Texas Financial Bancorporation, Inc. 60 South Sixth Street Minneapolis, Minnesota 55402	564,175	-0-	35.5	907,914	60.5	47.6
9830 Investments No. 1, a California Limited Partnership 9830 Wilshire Boulevard Beverly Hills, California 90212	-0-	-0-	-0-	126,564	8.4	4.1
Wildwood Enterprises Inc. Profit Sharing Plan & Trust 1901 Avenue of the Stars Suite 1100 Los Angeles, California 90067	-0-	-0-	-0-	100,880	6.7	3.3
Donald E. Benson	57,200	2,350	3.7	-0-	-0-	1.9
Joseph N. Cohen	300	2,350	—	-0-	-0-	—
Robert E. Gipson	60,346	2,350	3.9	446	—	2.0
Alan Grahm	10,818	1,800	—	10,000	—	—
Antoinette Hubenette, M.D.	200	2,350	—	-0-	-0-	—
Scott A. Montgomery	20,880	177,508	12.5	6,758	—	6.6
Judge Dion G. Morrow	4,850	2,350	—	-0-	-0-	—
Carl R. Terzian	175	2,350	—	-0-	-0-	—
Robert E. Thomson	5,436	1,800	—	1,278	—	—
All directors and executive officers as a group (9 persons)	160,205	195,208	22.3	18,482	1.2	12.1

—
Less than one percent (1%)

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially" own common or preferred stock not only if you hold it directly, but also if you own it indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have or share the power to vote the stock, to sell it or have the right to acquire it within 60 days.

(2)
The business address of each director and executive officer is c/o National Mercantile Bancorp, 1840 Century Park East, Los Angeles, California 90067.

(3)
Shares that can be acquired by exercising stock options within 60 days of the record date.

(4)
Assumes conversion of each outstanding share of Series A Preferred Stock into two shares of Common Stock.

Compliance with Section 16(a) Beneficial Ownership Reporting

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock or Series A Preferred Stock and to provide us with copies of the reports. Based on our review of these reports, we believe that all of these persons have filed all required reports on a timely basis in 2000.

Executive Officers

Compensation of Executive Officers

    The following table shows certain information regarding compensation paid during the last three years to the Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 during 2000 (the "Named Executive Officers").

Summary Compensation Table

Long Term Compensation
		Annual Compensation			Securities Underlying Options/SAR's (#)
Annual Compensation (#)
Name and Principal Positions	Year	Salary ($)	Bonus ($)
Scott A. Montgomery President and Chief Executive Officer	2000 1999 1998	250,000 250,000 233,333	150,000 50,700 32,250	(1) (2) (2)	-0- -0- 73,000		7,700 8,159 5,290	(3) (3) (3)
Joseph W. Kiley III (4) Executive Vice President—Operations and Chief Financial Officer	2000 1999 1998	138,167 127,201 128,333	57,500 35,000 20,000		7,500 15,000 24,770	(4)	18,744 16,684 14,580	(3) (3) (3)

(1)
Incentive bonus based on 5% of pretax net profit plus an additional 2% of pretax net profit if a pretax net profit and return ratio of at least 1.5% of pretax net profit to assets is achieved in any fiscal year, in accordance with his employment agreement.

(2)
Incentive bonus based on 5% of pretax net profit, in accordance with his employment agreement.

(3)
Consists of club membership fees, automobile allowance and Company-matching 401(k) contribution.

(4)
Mr. Kiley resigned on February 28, 2001 and the unvested options expired on that date.

Option/SAR Grants in Fiscal Year 2000
(Individual Grants)

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
		Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price per Share ($)
	Number of Securities Underlying Options/SARs Granted (#)
				Expiration Date
Name					5% ($)	10% ($)
Joseph W. Kiley III (3)	7,500	13.6	7.66	03/24/10	36,130	91,560

(1)
We are required by the Securities and Exchange Commission to use a 5% and 10% assumed rate of appreciation over the option term. These amounts do not represent our estimate or projection of the future price of the Common Stock. If the Common Stock does not appreciate, the optionees will receive no benefit from the options.

(2)
Total options include option grants to non-employee directors.

(3)
Mr. Kiley resigned on February 28, 2001 and the unvested options expired on that date.

    The following table sets forth certain information regarding options exercised during 2000 by the Named Executive Officers and the options held by the Named Executive Officers at year-end.

2000 Option Exercises and Year-End Option Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)			Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)(1)
	Shares Acquired on Exercise (#)
		Value Realized
Name			Exercisable		Unexercisable	Exercisable	Unexercisable
Scott A. Montgomery	-0-	-0-	177,508	(2)	-0-	30,583	-0-
Joseph W. Kiley III (3)	-0-	-0-	27,581		19,689	21,576	14,703

(1)
In accordance with Securities and Exchange Commission rules, the value of unexercised "in-the-money" options is the difference between the closing sale price of the Common Stock on December 31, 2000 ($6.375 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(2)
Includes an option with tandem stock appreciation rights (SARs) with respect to 16,500 shares of Common Stock.

(3)
Mr. Kiley resigned on February 28, 2001 and all unvested shares expired on that date.

Employment Agreement with Chief Executive Officer

    Mr. Montgomery and Mercantile National Bank entered into an employment agreement effective as of January 1, 1999 and terminating December 31, 2004. Under the agreement, Mr. Montgomery is entitled to: (1) an annual base salary of $250,000 (subject to increase at the discretion of the Board); (2) an incentive bonus equal to 5% of the Bank's pretax net profit in any year; (3) an additional incentive bonus of 2% of the Bank's pretax net profit in any year in which the Company achieves both a pretax net profit and return ratio of at least 1.5% of pretax net profit to assets; and (4) certain other benefits, including a company automobile and payment of club membership dues. Pursuant to the agreement, Mr. Montgomery's cash compensation (salary and bonus) may not exceed $400,000 in any calendar year. The Bank may terminate Mr. Montgomery's employment at any time with or without cause, provided that if termination is without cause, Mr. Montgomery would be entitled to receive as severance pay his base salary for 18 months following termination.

Compensation Committee Interlocks and Insider Participation

    During 2000 Directors Grahm, Hubenette, Montgomery, Morrow and Thomson served as members of the Compensation Committee. All members of the Compensation Committee during 2000 were outside directors, except for Mr. Montgomery, President and Chief Executive Officer. Mr. Montgomery was excluded from participating in any action taken by the Compensation Committee or the full Board of Directors relating to his own compensation.

    The following report of the Compensation Committee and Performance Graph are not deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that National Mercantile Bancorp specifically incorporates this information by reference.

Report on Executive Compensation for 2000

    The Compensation Committee of the Board administers our executive compensation program. The Committee has furnished the following report on executive compensation for 2000.

Compensation Policy

    The main objective of our executive compensation program is to offer competitive compensation to attract and retain qualified executives, to motivate performance and to achieve our long-term goals. We believe our compensation program has an appropriate relationship between executive pay and enhancing shareholder value. The compensation program consists of base salary, stock options and bonuses. During 2000, the compensation program has been more directly related to performance. Executive bonus compensation is directly related to increased earnings and shareholder value. Hence, the executive management team's bonus compensation may increase or decrease based on the Company's increased or decreased earnings. The Committee or the full Board of Directors may authorize discretionary bonuses to executives and other key personnel for outstanding contributions to our growth and profitability, or to attract and retain qualified executives based on factors other than earnings.

Base Salary

    We pay salaries that are competitive with those paid by other banks and financial institutions of similar size and performance which are located in the same general geographic area. We obtain peer group data from various sources, including compensation surveys, industry studies and proxy statements of other financial institutions. We review and set salary ranges annually to ensure that the base salary ranges reflect competitive job market conditions.

    We pay cash compensation based upon the executive's experience, past and potential future contributions to National Mercantile Bancorp and Mercantile National Bank. Annual salary increases are based on the executive's responsibilities, performance and achievement of pre-established goals. Mr. Montgomery's base compensation has been fixed for three years from 1999 through 2001.

Stock Options

    We believe that stock ownership by executives and employees provides valuable performance incentive. We have granted stock options under various stock plans since 1983. We also believe that stock ownership by executives and employees creates a vital long term partnership between management and other shareholders. We view stock options as a strong incentive and an important component for management to increase shareholder value. Historically, we have granted stock options at fair market value of the Common Stock at the date of grant.

CEO Compensation

    During 2000 the Company's Chief Executive Officer, Scott Montgomery, was compensated in accordance with his employment agreement. See "Executive Officers—Employment Agreement with Chief Executive Officer." During 2000 the Committee evaluated Mr. Montgomery's performance and determined that Mr. Montgomery had been a vital factor in increasing the Company's profitability and success and had performed in an outstanding manner, producing record results in 2000.

Tax Limits on Deductibility of Executive Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that may be deducted for Federal income tax purposes by the Company in any year with respect to each of the Company's five most highly paid executive officers. The compensation expense associated with the exercise of non-incentive options in certain circumstances by an executive officer could be included towards the $1,000,000 limit. All compensation paid to the Company's executive officers 2000 will be tax deductible.

Dated: March 19, 2000

                      Compensation Committee
                        Dion G. Morrow, Chairman
                        Alan Grahm
                        Antoinette Hubenette, M.D.
                        Scott A. Montgomery
                        Robert E. Thomson

Performance Graph

    The following graph shows a five-year comparison of cumulative total returns (stock price appreciation plus reinvested dividends) for the Common Stock, the NASDAQ Market Index and a selected peer group. The peer group includes the following companies: BYL Bancorp, First Regional Bancorp, Marathon Bancorp and West Coast Bancorp.

    The closing price of our Common Stock on December 31, 2000 was $6.375 per share. The stock price performance of our Common Stock shown in the graph below represents past performance only and does not necessarily indicate future performance.

Comparison of Five-Year Total Shareholder Return
Among National Mercantile Bancorp, NASDAQ
Market Index and Peer Group Index

    Assumes $100 invested on December 29, 1995 and that dividends are reinvested through December 31, 2000.

Independent Public Accountants

    Arthur Andersen LLP audited our financial statements for the year ended December 31, 2000. We expect a representative from Arthur Andersen LLP will be present at the Annual Meeting. We will provide the representative with the opportunity to make a statement if desired and to respond to appropriate questions by shareholders.

    For 2000, the fees billed for professional services by Arthur Anderson LLP were as follows: Audit Fees—$53,000; Financial Information Systems Design and Implementation Fees—$-0-; and All Other Fees—$54,285.

Shareholder Proposals for 2002 Annual Meeting

    If you wish to submit proposals to be included in our proxy statement for the 2002 Annual Meeting of Shareholders, we must receive them on or before December 28, 2001. Please address your proposals to: Corporate Secretary, National Mercantile Bancorp, 1840 Century Park East, Los Angeles, California 90067.

                      By Order of the Board of Directors

                      Alan Grahm
                      Corporate Secretary

Dated: March 23, 2001

EXHIBIT A

NATIONAL MERCANTILE BANCORP

BOARD OF DIRECTORS'

AUDIT COMMITTEE CHARTER

January 2001

COMMITTEE ORGANIZATION, FUNCTION AND MEMBERSHIP

    There shall be a committee of the Board of Directors ("Board") to be known as the Audit Committee ("Committee"), which has been established in accordance with Article III, Section 3.03 of the Company Bylaws. The purpose of this charter is to establish the organization, composition, authority, responsibility and specific duties of the Committee.

    The Audit Committee of the Board of Directors of National Mercantile Bancorp ("Company") will assist the Board in fulfilling its fiduciary responsibility to shareholders, directors and regulatory authorities relating to the quality and integrity of the Company's accounting systems, financial reporting process, and overall internal control structure. In so doing, the Committee shall:

  1.
  Review the reports of the Company's independent public accountants (IPA), regulatory examiners, and other information submitted by and/or requested of Company Management.

  2.
  Report its activities to the Board, making recommendations for such changes in the manner in which the Company is doing business as deemed advisable.

  3.
  Carry out the fiduciary responsibilities of the Committee in an informed and vigilant manner to ensure compliance with the laws and regulations relating to safety and soundness.

  4.
  Employ such resources in the performance of Committee duties, including access to separate legal counsel or special experts, as it may deem necessary.

    The Audit Committee shall be comprised of not less than three Independent Directors. The membership term will be reviewed annually by the Board. Unless a specific waiver is granted by the Board, the Committee shall consist of members who:

    •
    are outside Directors, independent of the Company, appointed by the Board from time to time.

    •
    are not and have not been officers, employees, affiliates, or associates of the Company nor any of its subsidiaries for the twelve month period prior to appointment.

    •
    are not immediate family members of any officers or employees of the Company nor any of its subsidiaries.

    •
    have financial institution or related financial management expertise.

    •
    designate a Chairperson to preside over meetings and report Committee actions and recommendations to the Board.

AUTHORITY AND RESPONSIBILITY

    The Committee derives its authority from the Board of Directors. The Committee shall have the full authority to examine, audit and investigate all financial records, operations, activities, and affairs of the Company. The Committee is therefore authorized full and unrestricted access to all company records, property, operations and affairs of the Company. The Committee is to keep the Board of Directors apprised, through minutes and other means, of its activities and any significant developments.

    The Committee is the Board's principal agent in ensuring the independence of the Company's Independent Public Accountant (IPA), the integrity of management and the adequacy of disclosures to stockholders. The Committee is to maintain free and open communication lines with the Board, the IPA and Company management.

1

MEETINGS AND ATTENDANCE

    It is desirable that the Committee meet four times per year (a quarterly basis) or as many times as the Committee deems necessary. Members of the Committee are to be present at all meetings. As necessary or desirable, the Committee Chairperson may request that members of management and representatives of the independent public accountant be present at Committee meetings.

MEETING MINUTES

    Minutes of each Committee meeting are to be maintained along with all applicable support documentation. Minutes are to be reviewed and approved by the members of the Committee. Copies of the Minutes are to be provided and forwarded to all members of the Board and are to be available for review by the IPA or by by regulatory examiners.

SPECIFIC DUTIES AND RESPONSIBILITIES

    The Committee, acting on behalf of the Company's Board of Directors, shall complete the duties and responsibilities described below.

  1.
  Recommend annually, to the Board, the appointment, or replacement of the Company's independent public accountants.

  •
  Review independence, qualifications, the annual engagement letter, audit scope, related services and fees.

  •
  Review the Company's audited financial statements in relation to meeting the requirements of an annual Director's examination, related notes, the accountants' opinion to be rendered in connection therewith, and any unresolved disagreements with management concerning accounting or disclosure matters.

  •
  Review the IPA's report regarding management's assertions on internal controls and compliance with laws and regulations.

  •
  Meet with Company management and the IPA to discuss the IPA's findings and suggestions for improving internal controls and management's plans for corrective action. Review the IPA's management letter of comments and recommendations and management's written response.

  2.
  Review, on a quarterly basis, the Company's legal exposure from pending or threatened litigation that could have a significant impact on the Company's financial statements.

  3.
  Review significant findings reported by government regulators regarding the Company, together with management's related responses, and monitor corrective actions on major deficiencies noted.

  4.
  Review the results of internal audits of Company records, performed by outsourced internal auditors, including summary reports and reports of findings and recommendations provided to management. Review management's written response to the audits and related corrective action plans.

  5.
  Review periodic Company status reports, regulatory reports, financial statements, and new and/or revised written policies and procedures as periodically presented by management or as requested and/or designated by the Committee.

  6.
  Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

2

  7.
  Monitor the adequacy and effectiveness of the Company's plans, programs and internal controls to ensure compliance with applicable laws and regulations.

  8.
  Review and recommend purchase and/or renewal of the Company's insurance coverage and blanket bonds to the Board of Directors.

DISCLOSURES IN PROXY STATEMENTS—Effective December 15, 2000

  1.
  The Bank must disclose in its proxy statements whether the Audit Committee has a written Charter.

  2.
  A copy of the Charter must be filed with the Securities and Exchange Commission every three years.

  3.
  The Bank must disclose in its proxy statements certain information about any Audit Committee member who is not independent.

3

PROXY

NATIONAL MERCANTILE BANCORP
ANNUAL MEETING OF SHAREHOLDERS, APRIL 26, 2001

   The undersigned hereby appoints Scott A. Montgomery and Robert E. Thomson, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each, to attend the Annual Meeting of Shareholders of National Mercantile Bancorp (the "Meeting") to be held on April 26, 2001 at Mercantile National Bank, 1840 Century Park East, Main Floor, Los Angeles, CA 90067, beginning at 6:00 p.m. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the March 23, 2001 proxy statement.

PLEASE MARK YOUR CHOICE LIKE THIS /x/ IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES AND
"FOR" THE AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

1.
Election of the following nominees as directors: Donald E. Benson, Joseph N. Cohen, Robert E. Gipson, Antoinette Hubenette, M.D., Scott A. Montgomery, Judge Dion G. Morrow, Carl R. Terzian and Robert E. Thomson.

                         / / FOR                          / / WITHHOLD

  (Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee).

2.
Approval of amendment to the 1996 Stock Incentive Plan.

                / / FOR                /  / AGAINST                / / ABSTAIN

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-KSB OF NATIONAL MERCANTILE BANCORP.

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)
Dated:	, 2001

Signature
Signature if held jointly
I plan to attend the Meeting: Yes / / No / /

This proxy will be voted FOR the nominees and FOR the Amendment to the 1996 Stock Incentive Plan, unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Meeting.

QuickLinks

SCHEDULE 14A INFORMATION
TABLE OF CONTENTS
NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR NATIONAL MERCANTILE BANCORP 2001 ANNUAL MEETING OF SHAREHOLDERS
Information about the Annual Meeting and Voting
Election of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES
Report of the Audit Committee
APPROVAL OF AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT
INFORMATION ABOUT NATIONAL MERCANTILE BANCORP COMMON AND PREFERRED STOCK OWNERSHIP
Executive Officers
Summary Compensation Table
Option/SAR Grants in Fiscal Year 2000 (Individual Grants)
2000 Option Exercises and Year-End Option Values
Report on Executive Compensation for 2000
Performance Graph
Comparison of Five-Year Total Shareholder Return Among National Mercantile Bancorp, NASDAQ Market Index and Peer Group Index
EXHIBIT A
NATIONAL MERCANTILE BANCORP
BOARD OF DIRECTORS'
AUDIT COMMITTEE CHARTER